THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Variable Annuity Account N
Lincoln ChoicePlusSM Access, Lincoln ChoicePlusSM Advisory, Lincoln ChoicePlusSM Bonus,
Lincoln ChoicePlusSM Design, Lincoln ChoicePlusSM II, Lincoln ChoicePlusSM II Access,
Lincoln ChoicePlusSM II Advance, Lincoln ChoicePlusSM II Bonus, Lincoln ChoicePlusSM Rollover,
Lincoln ChoicePlusSM Select B-Share, Lincoln ChoicePlusSM Signature,
Lincoln ChoicePlus AssuranceSM (A-Share), Lincoln ChoicePlus AssuranceSM (B-Share),
Lincoln ChoicePlus AssuranceSM (Bonus), Lincoln ChoicePlus AssuranceSM (C-Share),
Lincoln ChoicePlus AssuranceSM (L-Share), Lincoln ChoicePlus AssuranceSM (Prime),
Lincoln ChoicePlus AssuranceSM Series

Supplement dated September 24, 2025 to the
Updating Summary Prospectus for Current Contractowners dated May 1, 2025

This Supplement outlines a change to the investment options under your individual annuity contract. All other provisions outlined in your prospectus, as supplemented, remain unchanged.

Fund Reorganizations

The Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) has approved an Agreement and Plan of Reorganization to merge the following funds (the “Fund”) with and into the following acquiring funds (the “Acquiring Fund”), a series of the Trust (the “Reorganization”). The Reorganization is not expected to be a taxable event for the Contractowners. More information about the Acquiring Funds and the Reorganization was distributed to Contractowners invested in the Fund as of the close of business on July 31, 2025. The Fund’s Reorganization is expected to be completed on or about October 31, 2025 (“Closing Date”).

At any time prior to the Closing Date, Contractowners may transfer out of the Fund consistent with the transfer provisions of the applicable individual annuity contract. Contractowners may transfer into any other available investment options under their Contract. Please see your product prospectus for information about other funds available for investment within your product and for more information on transfers, including any restrictions on transfers into the Fund before the Closing Date.  The investment objectives, policies, and risks of the Acquiring Fund are similar to those of the Fund.

Fund	Acquiring Fund
LVIP Macquarie Wealth Builder Fund	LVIP Structured Moderate Allocation Fund
LVIP Western Asset Core Bond Fund	LVIP Franklin Templeton Core Bond Fund

Fund Name Changes

The Macquarie Group Limited, the parent company of Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust, together with certain of its affiliates, and Nomura Holding America, Inc. (Nomura), announced they have entered into an agreement for Nomura to acquire Macquarie Asset Management’s U.S. and European public investment business. As a result, each Fund’s Board of Trustees approved the following name changes to occur on or about October 31, 2025.

Current Name	New Name
Macquarie VIP Emerging Markets Series	Nomura VIP Emerging Markets Series
Macquarie VIP Small Cap Value Series	Nomura VIP Small Cap Value Series

For complete details relating to the funds, including fees and expenses, please refer to the fund’s prospectus. You can obtain information at no cost by contacting your registered representative or by sending an email request to CustServSupportTeam@lfg.com.

Please retain this Supplement for future reference.